Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
May, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.12%
     May, 1997   5.04%
     April, 1997   3.98%
     March, 1997   6.33%



Cash Yield                                              18.37%


Investor Charge Offs                                     4.55%


Base Rate                                                8.79%


Over 35 Day Delinquency                                  4.79%


Seller's Interest                                       11.72%


Total Payment Rate                                      10.71%


Total Principal Balance                                $6,022,683,048.83


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $706,016,382.19